SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 26, 2002



                               CLARK/BARDES, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


                000-24769                               52-2103926
         (Commission File Number)           (I.R.S. Employer Identification No.)

         102 SOUTH WYNSTONE DRIVE
        NORTH BARRINGTON, ILLINOIS                        60010
(Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (847) 304-5800





                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.    OTHER EVENTS

         On September 26, 2002 Clark/Bardes, Inc. (the "Company") announced that it entered into a Membership Interest Purchase Agreement pursuant to which its wholly-owned subsidiary, Clark/Bardes Consulting, Inc., will acquire all of the outstanding membership interests of Long, Miller & Associates, LLC ("LMA"). Further details of this announcement are contained in the attached press release issued by the Company on September 26, 2002.

ITEM 7(c). EXHIBITS

Exhibit 99.1      Press Release dated September 26, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  September 26, 2002               CLARK/BARDES, INC.
                                        (Registrant)



                                         By:/s/ Thomas M. Pyra
                                            ------------------------------------
                                            Thomas M. Pyra
                                            Chief Financial Officer and
                                              Chief Operating Officer


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                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT NO.       DESCRIPTION
-----------       -----------

   99.1           Press Release dated September 26, 2002.